Exhibit 99.3

Financial Trends
Third Quarter 2022
October 19, 2022

Please direct inquiries to:

Jennifer Childe
Senior Vice President, Director of Investor Relations
(312) 444-3290 or jennifer.childe@ntrs.com

Briar Rose
Vice President, Investor Relations
(312) 557-5297 or briar.rose@ntrs.com

The historical financial results and trends reflected in this report are not indicative of future financial results and trends for Northern Trust Corporation. This report should be read in conjunction with the Corporation's Third Quarter 2022 earnings press release, 2021 Annual Report to Shareholders, and periodic reports to the Securities and Exchange Commission, all of which contain additional information about factors that could affect the Corporation's future financial results and trends. The Corporation assumes no obligation to update this report.

TABLE OF CONTENTS

	1	7
	Financial Summary	Balance Sheet Mix Trends

	2	8
	Income Statement	Interest Rate Trends

	3	9
	Net Income Trends	Asset Quality

	4	10
	Fee Detail	Trust Assets

	5	11
	Balance Sheet (EOP)	Reconciliation to FTE

	6	12
	Balance Sheet Trends	Reconciliation to FTE (Ratios)

Northern Trust Corporation
FINANCIAL SUMMARY
($ in Millions except per share information)
							2021				2022
	2017	2018	2019	2020	2021		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr*	4th Qtr
						Profitability:
	$1,199.0	$1,556.4	$1,492.2	$1,209.3	$1,545.3	Net Income	$375.1	$368.1	$395.7	$406.4	$389.3	$396.2	$394.8
	1,130.4	1,489.9	1,428.9	1,141.0	1,490.6	Earnings Allocated to Common and Potential	355.2	360.2	376.5	398.7	370.0	388.3	375.4
						Common Shares

	$4.95	$6.68	$6.66	$5.48	$7.16	Basic Earnings Per Share	$1.71	$1.73	$1.81	$1.92	$1.78	$1.86	$1.80
	4.92	6.64	6.63	5.46	7.14	Diluted Earnings Per Share	1.70	1.72	1.80	1.91	1.77	1.86	1.80
	14%	35%	—%	(18%)	31%	Diluted EPS Growth over Previous Year	10%	18%	36%	70%	4%	8%	—%

	12.6%	16.2%	14.9%	11.2%	13.9%	Return on Average Common Equity	13.7%	13.7%	13.7%	14.5%	14.2%	15.7%	14.9%

	1.00%	1.27%	1.27%	0.88%	0.99%	Return on Average Assets	0.99%	0.96%	1.00%	1.00%	0.97%	1.03%	1.07%

	31.0%	33.3%	32.4%	27.1%	31.5%	Profit Margin (pre-tax) (FTE**)	31.6%	31.1%	32.2%	31.0%	30.0%	31.0%	30.4%
	22.1%	25.9%	24.4%	19.7%	23.8%	Profit Margin (after-tax) (FTE**)	23.6%	23.2%	24.1%	24.2%	22.6%	22.3%	22.3%

	72.8%	72.3%	72.0%	75.9%	78.2%	Noninterest Income to Total Revenue (FTE**)	78.2%	78.4%	78.3%	77.9%	77.5%	73.6%	70.3%

	63.4%	62.5%	63.1%	65.1%	67.1%	Trust Fees to Total Revenue (FTE**)	66.9%	67.7%	67.6%	66.2%	67.7%	64.2%	61.0%

	26.6%	20.5%	23.2%	25.7%	23.1%	Effective Tax Rate (US GAAP)	24.4%	24.3%	23.6%	20.2%	23.8%	26.7%	24.7%
	28.6%	22.1%	24.5%	27.2%	24.5%	Effective Tax Rate (FTE**)	25.4%	25.6%	25.2%	21.8%	24.8%	28.2%	26.4%

						Capital Ratios:
						Standardized Approach
	12.6%	12.9%	12.7%	12.8%	11.9%	Common Equity Tier 1 Capital	12.0%	12.0%	11.9%	11.9%	11.4%	10.5%	10.1%
	13.8%	14.1%	14.5%	13.9%	12.9%	Tier 1 Capital	13.0%	13.1%	12.9%	12.9%	12.4%	11.5%	11.1%
	15.8%	16.1%	16.3%	15.6%	14.1%	Total Capital	14.5%	14.5%	14.3%	14.1%	13.6%	12.6%	12.2%
	7.8%	8.0%	8.7%	7.6%	6.9%	Tier 1 Leverage	6.9%	7.1%	7.1%	6.9%	6.5%	6.7%	7.0%

						Advanced Approach
	13.5%	13.7%	13.2%	13.4%	13.2%	Common Equity Tier 1 Capital	12.8%	13.1%	13.0%	13.2%	12.1%	11.6%	11.4%
	14.8%	15.0%	15.0%	14.5%	14.3%	Tier 1 Capital	14.0%	14.2%	14.1%	14.3%	13.2%	12.7%	12.5%
	16.7%	16.9%	16.8%	15.9%	15.3%	Total Capital	15.2%	15.5%	15.4%	15.3%	14.2%	13.7%	13.5%
	7.8%	8.0%	8.7%	7.6%	6.9%	Tier 1 Leverage	6.9%	7.1%	7.1%	6.9%	6.5%	6.7%	7.0%
	6.8%	7.0%	7.6%	8.6%	8.2%	Supplementary Leverage (a) (b)	8.1%	8.2%	8.4%	8.2%	7.9%	7.6%	7.7%

						Per Share Information / Ratios:
	$1.60	$1.94	$2.60	$2.80	$2.80	Cash Dividends Declared Per Common Share	$0.70	$0.70	$0.70	$0.70	$0.70	$0.70	$0.75
	33%	29%	39%	51%	39%	Dividend Payout Ratio	41%	41%	39%	37%	40%	38%	42%

	$99.89	$83.59	$106.24	$93.14	$119.61	Market Value Per Share (End of Period)	$105.11	$115.62	$107.81	$119.61	$116.45	$96.48	$85.56
	20.3	12.6	16.0	17.1	16.8	Stock Price Multiple of Earnings	18.8	19.7	17.0	16.8	16.2	13.1	11.7
						(based on trailing 4 quarters of diluted EPS)

	$41.28	$43.95	$46.82	$51.87	$53.58	Book Value Per Common Share (End of Period)	$50.80	$52.49	$53.04	$53.58	$50.51	$48.87	$48.68

*	Capital ratios for the current quarter are considered preliminary until the Form 10-Q is filed with the Securities and Exchange Commission.
**	Fully taxable equivalent (FTE). Presentation on an FTE basis is a non-generally accepted accounting principle financial measure. Please refer to the Reconciliation to Fully Taxable Equivalent - Ratios on page 12 for further detail.
(a)	Effective January 1, 2018, the Corporation and Bank are subject to a minimum supplementary leverage ratio of 3 percent.
(b)
From April 1, 2020, through April 1, 2021, the Federal Reserve issued temporary Supplementary Leverage Ratio (SLR) relief that required Northern Trust to exclude U.S. Treasury balances from the SLR. Please see the Northern Trust Corporation Pillar 3 disclosures for further SLR discussion.

Northern Trust Corporation
INCOME STATEMENT
($ in Millions except per share information)

NINE MONTHS		CHANGE			THIRD QUARTER		CHANGE
2022	2021	$	%		2022	2021	$	%
$1,908.3	$1,862.2	$46.1	2%	Asset Servicing Trust, Investment and Other Servicing Fees	$603.2	$630.2	$(27.0)	(4)%
1,482.2	1,387.9	94.3	7%	WM Trust, Investment and Other Servicing Fees	475.5	480.8	(5.3)	(1)%
3,390.5	3,250.1	140.4	4%	Total Fees	1,078.7	1,111.0	(32.3)	(3)%
223.2	215.7	7.5	3%	Foreign Exchange Trading Income	64.7	66.4	(1.7)	(3)%
31.0	33.7	(2.7)	(8)%	Treasury Management Fees	9.3	11.2	(1.9)	(18)%
101.1	104.3	(3.2)	(3)%	Security Commissions and Trading Income	32.1	36.5	(4.4)	(12)%
144.0	171.6	(27.6)	(16)%	Other Operating Income	57.3	62.3	(5.0)	(8)%
(0.3)	—	(0.3)	N/M	Investment Security Gains (Losses), net	(0.3)	—	(0.3)	N/M
3,889.5	3,775.4	114.1	3%	Total Noninterest Income	1,241.8	1,287.4	(45.6)	(4)%

1,737.7	1,069.9	667.8	62%	Interest Income (FTE*)	811.6	362.0	449.6	124%
354.9	22.2	332.7	N/M	Interest Expense	286.3	4.9	281.4	N/M
1,382.8	1,047.7	335.1	32%	Net Interest Income (FTE*)	525.3	357.1	168.2	47%

5,272.3	4,823.1	449.2	9%	Total Revenue (FTE*)	1,767.1	1,644.5	122.6	7%

7.0	(70.0)	77.0	N/M	Provision for Credit Losses	0.5	(13.0)	13.5	N/M

1,663.7	1,500.8	162.9	11%	Compensation	553.3	496.0	57.3	12%
333.8	323.5	10.3	3%	Employee Benefits	109.9	101.7	8.2	8%
647.4	625.2	22.2	4%	Outside Services	220.9	210.7	10.2	5%
609.4	540.2	69.2	13%	Equipment and Software	212.4	185.2	27.2	15%
153.4	156.9	(3.5)	(2)%	Occupancy	51.3	53.9	(2.6)	(5)%
251.6	220.4	31.2	14%	Other Operating Expense	82.0	81.2	0.8	1%
3,659.3	3,367.0	292.3	9%	Total Noninterest Expense	1,229.8	1,128.7	101.1	9%

1,606.0	1,526.1	79.9	5%	Income before Income Taxes (FTE*)	536.8	528.8	8.0	2%

395.6	361.6	34.0	9%	Provision for Income Taxes	129.7	122.4	7.3	6%
30.1	25.6	4.5	17%	Taxable Equivalent Adjustment	12.3	10.7	1.6	15%
425.7	387.2	38.5	10%	Total Taxes (FTE*)	142.0	133.1	8.9	7%
$1,180.3	$1,138.9	$41.4	4%	Net Income	$394.8	$395.7	$(0.9)	—%

$37.1	$37.1	$—	—%	Dividends on Preferred Stock	$16.2	$16.2	$—	—%
9.5	9.9	(0.4)	(3)%	Earnings Allocated to Participating Securities	3.2	3.0	0.2	8%
1,133.7	1,091.9	41.8	4%	Earnings Allocated to Common and Potential Common Shares	375.4	376.5	(1.1)	—%

$5.44	$5.24	$0.20	4%	Earnings Per Share - Basic	$1.80	$1.81	$(0.01)	—%
$5.43	$5.22	$0.21	4%	Earnings Per Share - Diluted	$1.80	$1.80	$—	—%

208,271	208,199			Average Basic Shares (000s)	208,400	208,116
208,859	209,003			Average Diluted Shares (000s)	208,889	208,923
208,416	207,661			End of Period Shares Outstanding (000s)	208,416	207,661

N/M - Not meaningful
* Fully taxable equivalent (FTE). Presentation on an FTE basis is a non-generally accepted accounting principle financial measure. Please refer to the Reconciliation to Fully Taxable Equivalent on page 11 for further detail.

Northern Trust Corporation
NET INCOME TRENDS
($ in Millions except per share information)

						2021				2022
2017	2018	2019	2020	2021		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$1,984.5	$2,173.1	$2,211.5	$2,321.6	$2,487.3	Asset Servicing Trust, Investment and Other Servicing Fees	$620.5	$611.5	$630.2	$625.1	$662.4	$642.7	$603.2
1,449.8	1,580.6	1,640.6	1,673.4	1,873.8	WM Trust, Investment and Other Servicing Fees	443.2	463.9	480.8	485.9	506.0	500.7	475.5
3,434.3	3,753.7	3,852.1	3,995.0	4,361.1	Total Fees	1,063.7	1,075.4	1,111.0	1,111.0	1,168.4	1,143.4	1,078.7
209.9	307.2	250.9	290.4	292.6	Foreign Exchange Trading Income	78.7	70.6	66.4	76.9	80.9	77.6	64.7
56.4	51.8	44.5	45.4	44.3	Treasury Management Fees	11.2	11.3	11.2	10.6	11.1	10.6	9.3
89.6	98.3	103.6	133.2	140.2	Security Commissions and Trading Income	34.8	33.0	36.5	35.9	36.2	32.8	32.1
157.5	127.5	145.5	194.0	243.9	Other Operating Income	54.9	54.4	62.3	72.3	41.1	45.6	57.3
(1.6)	(1.0)	(1.4)	(0.4)	(0.3)	Investment Security Gains (Losses), net	—	—	—	(0.3)	—	—	(0.3)
3,946.1	4,337.5	4,395.2	4,657.6	5,081.8	Total Noninterest Income	1,243.3	1,244.7	1,287.4	1,306.4	1,337.7	1,310.0	1,241.8
1,475.0	1,663.9	1,710.7	1,477.6	1,418.3	Net Interest Income (FTE*)	346.7	343.9	357.1	370.6	387.7	469.8	525.3
5,421.1	6,001.4	6,105.9	6,135.2	6,500.1	Total Revenue (FTE*)	1,590.0	1,588.6	1,644.5	1,677.0	1,725.4	1,779.8	1,767.1

(28.0)	(14.5)	(14.5)	125.0	(81.5)	Provision for Credit Losses	(30.0)	(27.0)	(13.0)	(11.5)	2.0	4.5	0.5

1,733.7	1,806.9	1,859.0	1,947.1	2,011.0	Compensation	518.5	486.3	496.0	510.2	563.9	546.5	553.3
319.9	356.7	355.2	387.7	431.4	Employee Benefits	103.4	118.4	101.7	107.9	104.3	119.6	109.9
668.4	739.4	774.5	763.1	849.4	Outside Services	196.4	218.1	210.7	224.2	213.4	213.1	220.9
524.0	582.2	612.1	673.5	736.3	Equipment and Software	176.7	178.3	185.2	196.1	193.5	203.5	212.4
191.8	201.1	212.9	230.1	208.7	Occupancy	50.8	52.2	53.9	51.8	51.1	51.0	51.3
331.6	330.6	329.8	346.7	299.1	Other Operating Expense	71.7	67.5	81.2	78.7	79.7	89.9	82.0
3,769.4	4,016.9	4,143.5	4,348.2	4,535.9	Total Noninterest Expense	1,117.5	1,120.8	1,128.7	1,168.9	1,205.9	1,223.6	1,229.8
1,679.7	1,999.0	1,976.9	1,662.0	2,045.7	Income before Income Taxes (FTE*)	502.5	494.8	528.8	519.6	517.5	551.7	536.8
434.9	401.4	451.9	418.3	464.8	Provision for Income Taxes	120.8	118.4	122.4	103.2	121.5	144.4	129.7
45.8	41.2	32.8	34.4	35.6	Taxable Equivalent Adjustment	6.6	8.3	10.7	10.0	6.7	11.1	12.3
480.7	442.6	484.7	452.7	500.4	Total Taxes (FTE*)	127.4	126.7	133.1	113.2	128.2	155.5	142.0
$1,199.0	$1,556.4	$1,492.2	$1,209.3	$1,545.3	Net Income	$375.1	$368.1	$395.7	$406.4	$389.3	$396.2	394.8
$4.95	$6.68	$6.66	$5.48	$7.16	Earnings Per Share - Basic	$1.71	$1.73	$1.81	$1.92	$1.78	$1.86	$1.80
4.92	6.64	6.63	5.46	7.14	Earnings Per Share - Diluted	1.70	1.72	1.80	1.91	1.77	1.86	1.80
229,654	224,488	215,601	209,008	208,899	Average Diluted Shares (000s)	208,946	209,138	208,923	208,593	208,809	208,878	208,889
$49.8	$46.4	$46.4	$56.2	$41.8	Preferred Dividends**	$16.2	$4.7	$16.2	$4.7	$16.2	$4.7	$16.2

* Fully taxable equivalent (FTE). Presentation on an FTE basis is a non-generally accepted accounting principle financial measure. Please refer to the Reconciliation to Fully Taxable Equivalent on page 11 for further detail.
** Dividends on Preferred Stock in 2020 includes $11.5 million related to the difference between the redemption amount of the Corporation's Series C Non-Cumulative Perpetual Preferred Stock, which was redeemed in the first quarter of 2020, and its carrying value.

Northern Trust Corporation
TRUST, INVESTMENT AND OTHER SERVICING FEES DETAIL
($ in Millions)

						2021				2022
2017	2018	2019	2020	2021		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
					Asset Servicing

$1,342.1	$1,501.1	$1,549.3	$1,586.1	$1,818.8	Custody & Fund Administration	$446.0	$454.9	$460.2	$457.7	$452.7	$433.8	$407.3
403.5	436.8	445.7	511.1	443.5	Investment Management	115.9	100.7	113.6	113.3	146.9	148.4	136.0
96.4	102.0	87.2	88.0	76.7	Securities Lending	18.2	19.5	20.2	18.8	18.8	21.6	21.7
142.6	133.2	129.3	136.4	148.3	Other	40.4	36.4	36.2	35.3	44.0	38.9	38.2
$1,984.6	$2,173.1	$2,211.5	$2,321.6	$2,487.3	Total Asset Servicing Trust, Investment and Other Servicing Fees	$620.5	$611.5	$630.2	$625.1	$662.4	$642.7	$603.2

					Wealth Management

$575.5	$607.8	$619.3	$607.3	$698.7	Central	$164.2	$174.3	$178.8	$181.4	$181.7	$177.4	$171.3
356.2	401.7	422.2	442.1	509.3	East	119.0	127.2	130.2	132.9	134.0	128.1	124.1
291.7	320.0	330.9	337.7	380.2	West	90.8	93.8	97.0	98.6	101.4	98.7	92.5
226.3	251.1	268.2	286.3	285.6	Global Family Office	69.2	68.6	74.8	73.0	88.9	96.5	87.6
$1,449.7	$1,580.6	$1,640.6	$1,673.4	$1,873.8	Total WM Trust, Investment and Other Servicing Fees	$443.2	$463.9	$480.8	$485.9	$506.0	$500.7	$475.5

Northern Trust Corporation
BALANCE SHEET
END OF PERIOD
($ in Millions)
					CHANGE
Assets			9/30/2022	9/30/2021	$	%
	Federal Reserve and Other Central Banks Deposits and Other(2)		$39,635.8	$49,960.3	$(10,324.5)	(21)%
	Interest-Bearing Due from and Deposits with Banks(3)		4,097.4	5,338.6	(1,241.2)	(23)%
	Federal Funds Sold		30.1	—	30.1	N/M
	Securities Purchased under Agreements to Resell		1,166.2	872.8	293.4	34%
	Securities:(1)
	U.S. Government		2,601.9	2,661.1	(59.2)	(2)%
	Obligations of States and Political Subdivisions		3,396.4	3,751.2	(354.8)	(9)%
	Government Sponsored Agency		21,525.7	24,750.5	(3,224.8)	(13)%
	Other(4)		26,293.1	29,106.3	(2,813.2)	(10)%
	Total Securities		53,817.1	60,269.1	(6,452.0)	(11)%
	Loans and Leases		43,991.9	39,456.6	4,535.3	11%
	Total Earning Assets		142,738.5	155,897.4	(13,158.9)	(8)%
	Allowance for Credit Losses		(154.4)	(155.3)	0.9	(1)%
	Cash and Due From Banks and Other Central Bank Deposits(5)		2,000.3	1,875.2	125.1	7%
	Buildings and Equipment		469.2	493.6	(24.4)	(5)%
	Client Security Settlement Receivables		3,077.3	1,954.3	1,123.0	57%
	Goodwill		679.0	705.5	(26.5)	(4)%
	Other Assets		11,029.7	8,315.0	2,714.7	33%
	Total Assets		$159,839.6	$169,085.7	$(9,246.1)	(5)%
Liabilities and Stockholders' Equity
	Savings, Money Market and Other		$30,968.5	$30,580.4	$388.1	1%
	Savings Certificates and Other Time		1,217.1	882.1	335.0	38%
	Non- U.S. Offices - Interest-Bearing		68,503.7	68,192.8	310.9	—%
	Total Interest-Bearing Deposits		100,689.3	99,655.3	1,034.0	1%
	Federal Funds Purchased		4,364.8	0.2	4,364.6	N/M
	Securities Sold under Agreements to Repurchase		561.4	573.6	(12.2)	(2)%
	Other Borrowings		7,153.6	5,617.4	1,536.2	27%
	Senior Notes		2,707.4	2,527.7	179.7	7%
	Long-Term Debt		1,068.3	1,160.6	(92.3)	(8)%
	Floating Rate Capital Debt		—	277.9	(277.9)	(100)%
	Total Interest-Related Funds		116,544.8	109,812.7	6,732.1	6%
	Demand and Other Noninterest-Bearing Deposits		27,858.1	42,269.3	(14,411.2)	(34)%
	Other Liabilities		4,406.3	5,104.9	(698.6)	(14)%
	Total Liabilities		148,809.2	157,186.9	(8,377.7)	(5)%
	Common Equity		10,145.5	11,013.9	(868.4)	(8)%
	Preferred Equity		884.9	884.9	—	—%
	Total Stockholders' Equity		11,030.4	11,898.8	(868.4)	(7)%
	Total Liabilities and Stockholders' Equity		$159,839.6	$169,085.7	$(9,246.1)	(5)%

(1)	Memo - at 9/30/2022:
	Held to Maturity Debt Securities	$25,249.8
	Available for Sale Debt Securities	26,979.3
	Trading Securities	0.1
	Other Earning Assets	1,587.9
		$53,817.1

(2)
Federal Reserve and Other Central Bank Deposits and Other includes collateral deposits with certain securities depositories and clearing houses for the purpose of presenting earning assets; such deposits are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(4)
Other securities include certain community development investments and Federal Home Loan Bank and Federal Reserve stock, which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(5)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

Northern Trust Corporation
BALANCE SHEET TRENDS
PERIOD AVERAGES(1)
($ in Millions)

							2021				2022
	2017	2018	2019	2020	2021	Assets	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
	$23,904	$23,899	$18,528	$27,921	$39,041	Federal Reserve and Other Central Banks Deposits and Other(2)	$37,140	$37,425	$40,541	$40,999	$45,221	$36,708	$30,598
	7,143	6,023	5,997	5,401	5,780	Interest-Bearing Due from and Deposits with Banks(3)	6,464	6,737	5,165	4,778	4,384	4,228	3,977
	18	21	13	2	—	Federal Funds Sold	—	—	—	—	1	2	5
	1,832	1,478	835	1,253	1,067	Securities Purchased under Agreements to Resell	1,551	1,012	841	876	692	1,149	1,271
						Securities:
	6,342	5,737	5,297	4,257	2,685	U.S. Government	2,877	2,676	2,669	2,524	2,501	2,648	2,637
	887	725	981	2,194	3,532	Obligations of States and Political Subdivisions	3,199	3,373	3,691	3,856	3,793	3,487	3,438
	17,987	20,683	22,634	23,970	24,546	Government Sponsored Agency	24,846	24,521	24,414	24,408	23,511	22,468	21,775
	19,499	23,136	21,773	25,635	30,014	Other(4)	30,310	30,000	28,221	31,534	30,122	28,464	26,979
	44,716	50,281	50,684	56,057	60,778	Total Securities	61,231	60,570	58,996	62,321	59,927	57,067	54,829
	33,565	32,029	31,053	33,499	37,208	Loans and Leases	34,201	36,282	38,411	39,860	39,544	40,747	41,466
	111,178	113,731	107,109	124,133	143,873	Total Earning Assets	140,589	142,024	143,953	148,834	149,768	139,902	132,147

	(157)	(126)	(111)	(178)	(173)	Allowance for Credit Losses	(199)	(177)	(161)	(156)	(152)	(156)	(154)
	2,583	2,534	2,394	2,603	2,286	Cash and Due From Banks and Other Central Bank Deposits(5)	2,615	2,403	2,012	2,124	2,047	2,559	1,903
	466	439	426	509	503	Buildings and Equipment	509	505	500	497	495	488	481
	892	1,002	1,070	1,358	1,530	Client Security Settlement Receivables	1,669	1,533	1,284	1,639	1,826	1,588	1,667
	544	643	683	695	707	Goodwill	707	708	709	705	704	694	686
	4,101	4,725	5,981	7,691	7,637	Other Assets	7,367	7,305	8,156	7,711	7,455	9,010	9,673
	$119,607	$122,947	$117,551	$136,811	$156,363	Total Assets	$153,256	$154,300	$156,453	$161,354	$162,143	$154,084	$146,402

						Liabilities and Equity
	$15,576	$15,149	$16,578	$23,396	$28,339	Savings, Money Market and Other	$26,736	$27,427	$28,472	$30,676	$32,329	$30,968	$29,089
	1,273	871	868	1,266	887	Savings Certificates and Other Time	924	899	871	857	842	792	986
	56,583	58,557	54,885	60,486	69,713	Non- U.S. Offices - Interest-Bearing	68,306	69,202	70,211	71,099	68,200	63,901	64,057
	73,432	74,577	72,331	85,149	98,940	Total Interest-Bearing Deposits	95,965	97,528	99,554	102,631	101,371	95,661	94,133
	1,103	2,763	1,267	981	191	Federal Funds Purchased	406	195	166	—	—	923	1,968
	739	525	339	218	232	Securities Sold under Agreements to Repurchase	90	229	293	314	254	597	490
	4,854	7,496	7,753	6,401	5,050	Other Borrowings	4,681	5,196	5,527	4,789	3,691	4,187	5,991
	1,497	1,704	2,389	3,234	2,856	Senior Notes	3,058	3,023	2,841	2,510	2,442	2,885	2,970
	1,519	1,297	1,139	1,189	1,166	Long-Term Debt	1,179	1,169	1,166	1,151	1,128	1,096	1,088
	277	278	278	278	218	Floating Rate Capital Debt	278	278	278	42	—	—	—
	83,422	88,638	85,495	97,450	108,653	Total Interest-Related Funds	105,656	107,617	109,824	111,437	108,886	105,348	106,638
	23,073	20,527	17,456	23,362	31,144	Demand and Other Noninterest-Bearing Deposits	30,451	30,469	30,241	33,390	37,129	33,733	24,356
	3,132	3,553	3,952	4,806	4,870	Other Liabilities	5,611	4,663	4,534	4,685	4,616	4,096	4,473
	109,627	112,718	106,903	125,618	144,666	Total Liabilities	141,718	142,749	144,600	149,512	150,632	143,177	135,467
	9,099	9,347	9,705	10,307	10,812	Common Equity	10,653	10,666	10,968	10,957	10,626	10,022	10,051
	882	882	943	886	885	Preferred Equity	885	885	885	885	885	885	885
	9,981	10,229	10,648	11,193	11,697	Total Stockholders' Equity	11,537	11,551	11,853	11,842	11,511	10,907	10,936
	$119,607	$122,947	$117,551	$136,811	$156,363	Total Liabilities and Stockholders' Equity	$153,256	$154,300	$156,453	$161,354	$162,143	$154,084	$146,402

(1)	Summations may not equal due to rounding
(2)
Federal Reserve and Other Central Bank Deposits and Other includes collateral deposits with certain securities depositories and clearing houses for the purpose of presenting earning assets; such deposits are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(4)
Other securities include certain community development investments and Federal Home Loan Bank and Federal Reserve stock, which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(5)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

Northern Trust Corporation
BALANCE SHEET MIX TRENDS
PERIOD AVERAGES(1)

							2021				2022
	2017	2018	2019	2020	2021	Assets	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
	20.0%	19.4%	15.8%	20.4%	25.0%	Federal Reserve and Other Central Banks Deposits and Other(2)	24.2%	24.3%	25.9%	25.4%	27.9%	23.8%	20.9%
	6.0	4.9	5.1	3.9	3.7	Interest-Bearing Due from and Deposits with Banks(3)	4.2	4.4	3.3	3.0	2.7	2.7	2.7
	—	—	—	—	—	Federal Funds Sold	—	—	—	—	—	—	—
	1.5	1.2	0.7	0.9	0.7	Securities Purchased under Agreements to Resell	1.0	0.7	0.5	0.5	0.4	0.7	0.9
						Securities:
	5.3	4.7	4.5	3.1	1.7	U.S. Government	1.9	1.7	1.7	1.6	1.5	1.7	1.8
	0.7	0.6	0.8	1.6	2.3	Obligations of States and Political Subdivisions	2.1	2.2	2.4	2.4	2.3	2.3	2.3
	15.0	16.8	19.3	17.5	15.7	Government Sponsored Agency	16.2	15.9	15.6	15.1	14.5	14.6	14.9
	16.3	18.8	18.5	18.7	19.2	Other(4)	19.8	19.4	18.0	19.5	18.6	18.5	18.4
	37.4	40.9	43.1	41.0	38.9	Total Securities	40.0	39.3	37.7	38.6	37.0	37.0	37.5
	28.1	26.1	26.4	24.5	23.8	Loans and Leases	22.3	23.5	24.6	24.7	24.4	26.4	28.3
	93.0	92.5	91.1	90.7	92.0	Total Earning Assets	91.7	92.0	92.0	92.2	92.4	90.8	90.3

	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	Allowance for Credit Losses	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)	(0.1)
	2.2	2.1	2.0	1.9	1.5	Cash and Due From Banks and Other Central Bank Deposits(5)	1.7	1.6	1.3	1.3	1.3	1.7	1.3
	0.4	0.4	0.4	0.4	0.3	Buildings and Equipment	0.3	0.3	0.3	0.3	0.3	0.3	0.3
	0.7	0.8	0.9	1.0	1.0	Client Security Settlement Receivables	1.1	1.0	0.8	1.0	1.1	1.0	1.1
	0.5	0.5	0.6	0.5	0.5	Goodwill	0.5	0.5	0.5	0.4	0.4	0.5	0.5
	3.4	3.8	5.1	5.6	4.9	Other Assets	4.8	4.7	5.2	4.8	4.6	5.8	6.6
	100.0%	100.0%	100.0%	100.0%	100.0%	Total Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

						Liabilities and Equity
	13.0%	12.3%	14.1%	17.1%	18.1%	Savings, Money Market and Other	17.4%	17.8%	18.2%	19.0%	19.9%	20.1%	19.9%
	1.1	0.7	0.7	0.9	0.6	Savings Certificates and Other Time	0.6	0.6	0.6	0.5	0.5	0.5	0.7
	47.3	47.6	46.7	44.2	44.6	Non- U.S. Offices - Interest-Bearing	44.6	44.8	44.9	44.1	42.1	41.5	43.8
	61.4	60.7	61.5	62.2	63.3	Total Interest-Bearing Deposits	62.6	63.2	63.6	63.6	62.5	62.1	64.3
	0.9	2.2	1.1	0.7	0.1	Federal Funds Purchased	0.3	0.1	0.1	—	—	0.6	1.3
	0.6	0.4	0.3	0.2	0.1	Securities Sold under Agreements to Repurchase	0.1	0.1	0.2	0.2	0.2	0.4	0.3
	4.1	6.1	6.6	4.7	3.2	Other Borrowings	3.1	3.4	3.5	3.0	2.3	2.7	4.1
	1.3	1.4	2.0	2.4	1.8	Senior Notes	2.0	2.0	1.8	1.6	1.5	1.9	2.0
	1.3	1.1	1.0	0.9	0.7	Long-Term Debt	0.8	0.8	0.7	0.7	0.7	0.7	0.7
	0.2	0.2	0.2	0.2	0.1	Floating Rate Capital Debt	0.2	0.2	0.2	—	—	—	—
	69.7	72.1	72.7	71.2	69.5	Total Interest-Related Funds	68.9	69.7	70.2	69.1	67.2	68.4	72.8
	19.3	16.7	14.8	17.1	19.9	Demand and Other Noninterest-Bearing Deposits	19.9	19.7	19.3	20.7	22.9	21.9	16.6
	2.6	2.9	3.4	3.5	3.1	Other Liabilities	3.7	3.0	2.9	2.9	2.8	2.7	3.1
	91.7	91.7	90.9	91.8	92.5	Total Liabilities	92.5	92.5	92.4	92.7	92.9	92.9	92.5
	7.6	7.6	8.3	7.5	6.9	Common Equity	7.0	6.9	7.0	6.8	6.6	6.5	6.9
	0.7	0.7	0.8	0.6	0.6	Preferred Equity	0.6	0.6	0.6	0.5	0.5	0.6	0.6
	8.3	8.3	9.1	8.2	7.5	Total Stockholders' Equity	7.5	7.5	7.6	7.3	7.1	7.1	7.5
	100.0%	100.0%	100.0%	100.0%	100.0%	Total Liabilities and Stockholders' Equity	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

(1)	Summations may not equal due to rounding
(2)
Federal Reserve and Other Central Bank Deposits and Other includes collateral deposits with certain securities depositories and clearing houses for the purpose of presenting earning assets; such deposits are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(4)
Other securities include certain community development investments and Federal Home Loan Bank and Federal Reserve stock, which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(5)
Cash and Due from Banks and Other Central Bank Deposits includes the noninterest-bearing component of Federal Reserve and Other Central Bank Deposits as presented on the consolidated balance sheets in our periodic filings with the SEC.

Northern Trust Corporation
INTEREST RATE TRENDS (FTE(1) Basis)
PERIOD AVERAGES

Net Interest Income (FTE Adjusted), a non-GAAP financial measure, includes adjustments to a fully taxable equivalent basis for loans and securities. A reconciliation of net interest income, net interest margin, and net interest spread on a GAAP basis to net interest income, net interest margin, and net interest spread on an FTE basis, respectively, (each of which is a non-GAAP financial measure) is provided on pages 11 and 12. Net interest margin is calculated by dividing annualized net interest income by average interest-earning assets. Net interest spread is calculated as the difference between the interest rate earned (annualized interest income divided by average interest-earning assets) and the interest rate incurred (annualized interest expense divided by average interest-related funds).

							2021				2022
	2017	2018	2019	2020	2021	Earnings Assets	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
	0.65%	0.87%	0.98%	0.10%	0.03%	Federal Reserve and Other Central Banks Deposits and Other(2)	—%	0.01%	0.04%	0.06%	0.16%	0.65%	1.76%
	0.89	1.16	1.21	0.41	0.16	Interest-Bearing Due from and Deposits with Banks(3)	0.15	0.16	0.15	0.18	0.24	0.62	1.45
	1.39	2.18	2.73	1.37	0.41	Federal Funds Sold	0.41	0.41	0.41	0.41	0.45	0.75	2.79
	1.48	2.22	2.10	0.31	0.33	Securities Purchased under Agreements to Resell(5)	0.27	0.34	0.38	0.38	0.50	2.47	9.51
						Securities:
	1.41	1.89	2.09	1.48	1.10	U.S. Government	1.02	1.03	1.01	1.35	1.62	1.74	1.79
	1.48	1.91	2.49	2.20	1.98	Obligations of States and Political Subdivisions	1.96	1.99	1.96	2.01	2.11	2.31	2.36
	1.57	2.20	2.58	1.71	1.21	Government Sponsored Agency	1.36	1.20	1.14	1.12	1.26	1.51	1.92
	1.30	1.59	1.75	1.26	1.02	Other(4)	0.99	1.03	1.10	0.98	1.00	1.27	1.66
	1.43	1.88	2.17	1.51	1.16	Total Securities	1.19	1.15	1.17	1.11	1.20	1.45	1.81
	2.77	3.45	3.74	2.32	1.92	Loans and Leases	2.05	1.91	1.87	1.88	1.97	2.53	3.64
	1.63%	2.08%	2.36%	1.35%	1.00%	Total Earning Assets	1.03%	0.99%	1.00%	0.99%	1.06%	1.54%	2.44%

						Interest-Bearing Funds
	0.16%	0.54%	0.97%	0.20%	0.05%	Savings, Money Market and Other	0.06%	0.04%	0.04%	0.04%	0.04%	0.24%	0.94%
	0.74	0.90	1.86	1.30	0.55	Savings Certificates and Other Time	0.67	0.49	0.53	0.49	0.51	0.58	1.61
	0.26	0.50	0.57	(0.03)	(0.11)	Non- U.S. Offices - Interest-Bearing	(0.11)	(0.11)	(0.12)	(0.12)	(0.12)	0.02	0.65
	0.25	0.52	0.68	0.06	(0.06)	Total Interest-Bearing Deposits	(0.06)	(0.06)	(0.07)	(0.06)	(0.06)	0.10	0.75
	0.95	1.82	2.05	0.22	(0.19)	Federal Funds Purchased	0.06	(0.95)	0.09	—	0.05	1.22	2.00
	0.81	1.48	1.89	0.47	0.07	Securities Sold under Agreements to Repurchase(5)	0.07	0.03	0.06	0.11	0.49	4.01	20.72
	1.04	2.00	2.34	0.71	0.28	Other Borrowings	0.30	0.25	0.26	0.32	0.35	0.80	2.36
	3.13	3.13	3.04	2.24	1.69	Senior Notes	1.82	1.82	1.64	1.44	1.59	2.65	3.79
	2.58	3.47	3.36	2.24	1.81	Long-Term Debt	1.83	1.83	1.79	1.80	1.94	2.47	3.41
	1.75	2.72	2.98	1.52	0.78	Floating Rate Capital Debt	0.81	0.76	0.75	0.86	—	—	—
	0.41%	0.79%	0.96%	0.21%	0.02%	Total Interest-Related Funds	0.04%	0.03%	0.02%	0.01%	0.01%	0.25%	1.07%

	1.22%	1.29%	1.40%	1.14%	0.98%	Net Interest Spread	0.99%	0.96%	0.98%	0.98%	1.05%	1.29%	1.37%

	1.33%	1.46%	1.60%	1.19%	0.99%	Net Interest Margin	1.00%	0.97%	0.98%	0.99%	1.05%	1.35%	1.58%

(1)	Fully taxable equivalent. The 2018 through 2022 FTE adjustments are based on a federal income tax rate of 21% and the 2017 FTE adjustments are based on a federal income tax rate of 35%, where the rate is adjusted for applicable state income taxes, net of related federal tax benefit.
(2)
Federal Reserve and Other Central Bank Deposits and Other includes collateral deposits with certain securities depositories and clearing houses for the purpose of presenting earning assets; such deposits are presented in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(3)
Interest-Bearing Due from and Deposits with Banks includes the interest-bearing component of Cash and Due from Banks and Interest-Bearing Deposits with Banks as presented on the consolidated balance sheets in our periodic filings with the SEC.

(4)
Other securities include certain community development investments and Federal Home Loan Bank and Federal Reserve stock, which are classified in Other Assets on the consolidated balance sheets in our periodic filings with the SEC.

(5)	Includes the impact of balance sheet netting under master netting arrangements of approximately $4.3 billion for the three months ended September 30, 2022. Excluding the impact of netting, the average interest rate on Securities Purchased under Agreements to Resell would be approximately 2.16% for the three months ended September 30, 2022. Excluding the impact of netting, the average interest rate on Securities Sold under Agreements to Repurchase would be approximately 2.11% for the three months ended September 30, 2022.

Northern Trust Corporation
ASSET QUALITY
END OF PERIOD
($ in Millions)

							2021				2022
	2017	2018	2019	2020	2021		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

	$192.0	$153.8	$138.2	$124.4	$259.9	Beginning Allowance for Credit Losses	$259.9	$230.8	$207.0	$195.1	$184.7	$189.9	$199.9

	—	—	—	13.7	—	Cumulative Effect Adjustment*	—	—	—	—	—	—	—

	(28.0)	(14.5)	(14.5)	125.0	(81.5)	Provision for Credit Losses	(30.0)	(27.0)	(13.0)	(11.5)	2.0	4.5	0.5

						(Charge-offs) Recoveries
	(21.5)	(10.1)	(6.5)	(9.7)	(0.7)	Charge-offs	(0.4)	—	—	(0.3)	(0.1)	—	(5.4)
	11.3	9.0	7.2	6.5	7.0	Recoveries	1.3	3.2	1.1	1.4	3.3	5.5	0.9
	(10.2)	(1.1)	0.7	(3.2)	6.3	Net (Charge-offs) Recoveries	0.9	3.2	1.1	1.1	3.2	5.5	(4.5)

	$153.8	$138.2	$124.4	$259.9	$184.7	Ending Allowance for Credit Losses	$230.8	$207.0	$195.1	$184.7	$189.9	$199.9	$195.9

						Allowance for Credit Losses Assigned to:
	$131.2	$112.6	$104.5	$190.7	$138.4	Loans and Leases	$165.4	$148.8	$143.9	$138.4	$136.3	$138.2	$138.7
	22.6	25.6	19.9	61.1	34.1	Undrawn Loan Commitments and Standby Letters of Credit	55.1	46.5	39.8	34.1	37.5	43.5	40.7
	—	—	—	8.1	12.2	Debt Securities and Other Financial Assets	10.3	11.7	11.4	12.2	16.1	18.2	16.5
	$153.8	$138.2	$124.4	$259.9	$184.7	Total Allowance for Credit Losses	$230.8	$207.0	$195.1	$184.7	$189.9	$199.9	$195.9

	$33,565	$32,029	$31,053	$33,499	$37,208	Average Loans and Leases Outstanding	$34,201	$36,282	$38,411	$39,860	$39,544	$40,747	$41,466

						Annualized Loan-Related Net (Charge-offs) Recoveries to
	(0.03)%	—%	—%	(0.01)%	0.02%	Average Loans and Leases	0.01%	0.04%	0.01%	0.01%	0.03%	0.05%	(0.04)%

	$32,592	$32,490	$31,410	$33,760	$40,481	End of Period Loans and Leases Outstanding	$34,344	$37,407	$39,457	$40,481	$39,239	$41,208	$43,992

						Allowance for Credit Losses Assigned to Loans
	0.40%	0.35%	0.33%	0.56%	0.34%	and Leases to Total Loans and Leases	0.48%	0.40%	0.36%	0.34%	0.35%	0.34%	0.32%

						Nonaccrual Assets
	$150.7	$109.3	$83.6	$131.7	$122.3	Nonaccrual Loans and Leases	$123.8	$106.5	$141.0	$122.3	$100.8	$89.7	$76.4
	4.6	8.4	3.2	0.7	3.0	Other Real Estate Owned (OREO)	1.5	0.2	0.2	3.0	0.2	0.1	—
	$155.3	$117.7	$86.8	$132.4	$125.3	Total Nonaccrual Assets	$125.3	$106.7	$141.2	$125.3	$101.0	$89.8	$76.4

	0.48%	0.36%	0.28%	0.39%	0.31%	Nonaccrual Assets to Loans and Leases and OREO	0.36%	0.29%	0.36%	0.31%	0.26%	0.22%	0.17%
						Loans and Leases Allowance to Nonaccrual
	0.9x	1.0x	1.3x	1.4x	1.1x	Loans and Leases	1.3x	1.4x	1.0x	1.1x	1.4x	1.5x	1.8x

*	Upon the January 1, 2020 adoption of ASU 2016-13, Northern Trust increased the allowance for credit losses by $13.7 million, with a corresponding cumulative effect adjustment to decrease retained earnings $10.1 million, net of tax.

Northern Trust Corporation
ASSETS UNDER MANAGEMENT AND CUSTODY
END OF PERIOD
($ in Billions)

						2021				2022
2017	2018	2019	2020	2021		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
					Assets under Management
$871.2	$790.8	$917.5	$1,057.5	$1,191.0	Asset Servicing	$1,093.7	$1,168.3	$1,159.5	$1,191.0	$1,091.6	$950.0	$873.7
					Asset allocation:
443.3	403.3	483.8	551.7	626.6	Equities	573.5	616.0	594.9	626.6	582.8	479.1	444.1
111.9	105.3	114.6	120.1	132.6	Fixed Income Securities	117.1	132.6	127.9	132.6	122.8	114.8	103.1
148.5	132.4	156.1	198.8	236.2	Cash and Other Assets	201.9	220.4	228.6	236.2	208.8	186.8	164.4
167.5	149.8	163.0	186.9	195.6	Securities Lending Collateral	201.2	199.3	208.1	195.6	177.2	169.3	162.1
$289.8	$278.6	$313.8	$347.8	$416.1	Wealth Management	$355.4	$371.1	$372.9	$416.1	$396.2	$352.8	$336.2
					Asset allocation:
149.0	130.9	167.0	182.0	229.9	Equities	196.1	211.8	211.5	229.9	218.1	185.0	171.0
71.6	73.0	79.2	84.7	83.5	Fixed Income Securities	81.8	82.3	82.7	83.5	81.6	80.1	79.5
69.0	74.6	67.5	81.1	102.7	Cash and Other Assets	77.5	77.0	78.7	102.7	96.5	87.7	85.7
0.2	0.1	0.1	—	—	Securities Lending Collateral	—	—	—	—	—	—	—
$1,161.0	$1,069.4	$1,231.3	$1,405.3	$1,607.1	Total Assets under Management	$1,449.1	$1,539.4	$1,532.4	$1,607.1	$1,487.8	$1,302.8	$1,209.9
					Asset allocation:
$592.3	$534.2	$650.8	$733.7	$856.5	Equities	$769.6	$827.8	$806.4	$856.5	$800.9	$664.1	$615.1
183.5	178.3	193.8	204.8	216.1	Fixed Income Securities	198.9	214.9	210.6	216.1	204.4	194.9	182.6
217.5	207.0	223.6	279.9	338.9	Cash and Other Assets	279.4	297.4	307.3	338.9	305.3	274.5	250.1
167.7	149.9	163.1	186.9	195.6	Securities Lending Collateral	201.2	199.3	208.1	195.6	177.2	169.3	162.1

					Assets under Custody / Administration
$10,066.8	$9,490.5	$11,311.6	$13,653.1	$15,183.2	Asset Servicing	$13,876.3	$14,754.1	$14,800.2	$15,183.2	$14,513.0	$12,812.2	$11,954.0
655.8	634.8	738.8	879.4	1,065.6	Wealth Management	918.8	973.0	976.0	1,065.6	1,031.1	921.5	868.0
$10,722.6	$10,125.3	$12,050.4	$14,532.5	$16,248.8	Total Assets under Custody / Administration	$14,795.1	$15,727.1	$15,776.2	$16,248.8	$15,544.1	$13,733.7	$12,822.0
					Assets under Custody
$7,439.1	$6,971.0	$8,497.8	$10,387.7	$11,554.8	Asset Servicing	$10,618.0	$11,260.8	$11,283.6	$11,554.8	$10,987.5	$9,771.2	$9,125.5
					Asset allocation:
3,400.1	3,043.0	3,866.6	4,751.0	5,404.3	Equities	5,005.7	5,334.8	5,298.8	5,404.3	5,062.5	4,272.7	3,939.7
2,755.2	2,700.2	3,102.3	3,742.6	3,997.5	Fixed Income Securities	3,688.4	3,892.9	3,908.3	3,997.5	3,768.9	3,378.8	3,157.1
1,116.3	1,078.0	1,365.9	1,707.2	1,957.4	Cash and Other Assets	1,722.7	1,833.8	1,868.4	1,957.4	1,978.9	1,950.4	1,866.6
167.5	149.8	163.0	186.9	195.6	Securities Lending Collateral	201.2	199.3	208.1	195.6	177.2	169.3	162.1
$645.5	$622.9	$735.7	$875.1	$1,057.5	Wealth Management	$916.2	$967.8	$962.9	$1,057.5	$1,022.9	$913.0	$860.8
					Asset allocation:
375.6	336.5	432.0	542.9	644.8	Equities	575.0	616.3	600.7	644.8	615.2	512.8	469.3
121.3	122.2	134.3	128.3	142.1	Fixed Income Securities	130.3	136.7	138.2	142.1	140.5	135.0	131.6
148.4	164.1	169.3	203.9	270.6	Cash and Other Assets	210.9	214.8	224.0	270.6	267.2	265.2	259.9
0.2	0.1	0.1	—	—	Securities Lending Collateral	—	—	—	—	—	—	—
$8,084.6	$7,593.9	$9,233.5	$11,262.8	$12,612.3	Total Assets under Custody	$11,534.2	$12,228.6	$12,246.5	$12,612.3	$12,010.4	$10,684.2	$9,986.3
					Asset allocation:
$3,775.7	$3,379.5	$4,298.6	$5,293.9	$6,049.1	Equities	$5,580.7	$5,951.0	$5,899.5	$6,049.1	$5,677.7	$4,785.5	$4,409.0
2,876.5	2,822.4	3,236.6	3,870.9	4,139.6	Fixed Income Securities	3,818.7	4,029.6	4,046.5	4,139.6	3,909.4	3,513.8	3,288.7
1,264.7	1,242.1	1,535.2	1,911.1	2,228.0	Cash and Other Assets	1,933.6	2,048.7	2,092.4	2,228.0	2,246.1	2,215.6	2,126.5
167.7	149.9	163.1	186.9	195.6	Securities Lending Collateral	201.2	199.3	208.1	195.6	177.2	169.3	162.1

					Memo
$87.1	$83.5	$94.2	$114.0	$144.9	WM Global Family Office AUM	$114.3	$119.7	$120.4	$144.9	$136.6	$121.9	$117.1
422.9	405.5	474.1	600.7	742.6	WM Global Family Office AUC	635.2	675.4	668.9	742.6	720.8	642.2	598.4

Northern Trust Corporation
RECONCILIATION TO FULLY TAXABLE EQUIVALENT
($ in Millions)

Northern Trust presents certain financial measures on a fully taxable equivalent (FTE) basis, which is a non-generally accepted accounting principle (GAAP). Management believes an FTE presentation provides a clearer indication of these financial measures for comparative purposes.

Net interest income (FTE) – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income, consistent with industry practice. The adjustments are based on the federal income tax rate, where the rate is adjusted for applicable state income taxes, net of related federal tax benefit. When adjusted to an FTE basis, yields on taxable, nontaxable, and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income. Below is a reconciliation of the financial measures presented on an FTE basis.

						2021				2022
2017	2018	2019	2020	2021		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

$1,769.4	$2,321.4	$2,499.9	$1,643.5	$1,406.5	Interest Income - GAAP	$349.9	$343.1	$351.3	$362.2	$383.5	$524.8	$799.3
45.8	41.2	32.8	34.4	35.6	Add: FTE Adjustment	6.6	8.3	10.7	10.0	6.7	11.1	12.3
1,815.2	2,362.6	2,532.7	1,677.9	1,442.1	Interest Income (FTE) - Non-GAAP	356.5	351.4	362.0	372.2	390.2	535.9	811.6

1,429.2	1,622.7	1,677.9	1,443.2	1,382.7	Net Interest Income - GAAP	340.1	335.6	346.4	360.6	381.0	458.7	513.0
45.8	41.2	32.8	34.4	35.6	Add: FTE Adjustment	6.6	8.3	10.7	10.0	6.7	11.1	12.3
1,475.0	1,663.9	1,710.7	1,477.6	1,418.3	Net Interest Income (FTE) - Non-GAAP	346.7	343.9	357.1	370.6	387.7	469.8	525.3

5,375.3	5,960.2	6,073.1	6,100.8	6,464.5	Total Revenue - GAAP	1,583.4	1,580.3	1,633.8	1,667.0	1,718.7	1,768.7	1,754.8
45.8	41.2	32.8	34.4	35.6	Add: FTE Adjustment	6.6	8.3	10.7	10.0	6.7	11.1	12.3
5,421.1	6,001.4	6,105.9	6,135.2	6,500.1	Total Revenue (FTE) - Non-GAAP	1,590.0	1,588.6	1,644.5	1,677.0	1,725.4	1,779.8	1,767.1

1,633.9	1,957.8	1,944.1	1,627.6	2,010.1	Income before Income Taxes - GAAP	495.9	486.5	518.1	509.6	510.8	540.6	524.5
45.8	41.2	32.8	34.4	35.6	Add: FTE Adjustment	6.6	8.3	10.7	10.0	6.7	11.1	12.3
1,679.7	1,999.0	1,976.9	1,662.0	2,045.7	Income before Income Taxes (FTE) - Non-GAAP	502.5	494.8	528.8	519.6	517.5	551.7	536.8

434.9	401.4	451.9	418.3	464.8	Provision for Income Taxes - GAAP	120.8	118.4	122.4	103.2	121.5	144.4	129.7
45.8	41.2	32.8	34.4	35.6	Add: FTE Adjustment	6.6	8.3	10.7	10.0	6.7	11.1	12.3
480.7	442.6	484.7	452.7	500.4	Provision for Income Taxes (FTE) - Non-GAAP	127.4	126.7	133.1	113.2	128.2	155.5	142.0

Northern Trust Corporation
RECONCILIATION TO FULLY TAXABLE EQUIVALENT
RATIOS

Northern Trust presents certain financial measures on a fully taxable equivalent (FTE) basis, which is a non-generally accepted accounting principle (GAAP). Management believes an FTE presentation provides a clearer indication of these financial measures for comparative purposes.

	Net interest income (FTE) – Non-GAAP and net interest margin (FTE) – Non-GAAP and other FTE measures include the tax equivalent adjustments on tax-exempt income, consistent with industry practice. The adjustments are based on the federal income tax rate, where the rate is adjusted for applicable state income taxes, net of related federal tax benefit. When adjusted to an FTE basis, yields on taxable, nontaxable, and partially taxable assets are comparable; however, the adjustment to an FTE basis has no impact on net income. Below is a reconciliation of the financial ratios presented on an FTE basis.

							2021				2022
	2017	2018	2019	2020	2021		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

	30.4%	32.8%	32.0%	26.7%	31.1%	Profit Margin (pre-tax) - GAAP (1)	31.3%	30.8%	31.7%	30.6%	29.7%	30.6%	29.9%
	31.0%	33.3%	32.4%	27.1%	31.5%	Profit Margin (pre-tax) (FTE) - Non-GAAP (1)	31.6%	31.1%	32.2%	31.0%	30.0%	31.0%	30.4%

	22.3%	26.1%	24.6%	19.8%	23.9%	Profit Margin (after-tax) - GAAP (2)	23.7%	23.3%	24.2%	24.4%	22.7%	22.4%	22.5%
	22.1%	25.9%	24.4%	19.7%	23.8%	Profit Margin (after-tax) (FTE) - Non-GAAP (2)	23.6%	23.2%	24.1%	24.2%	22.6%	22.3%	22.3%

	26.6%	20.5%	23.2%	25.7%	23.1%	Effective Tax Rate - GAAP (3)	24.4%	24.3%	23.6%	20.2%	23.8%	26.7%	24.7%
	28.6%	22.1%	24.5%	27.2%	24.5%	Effective Tax Rate (FTE) - Non-GAAP (3)	25.4%	25.6%	25.2%	21.8%	24.8%	28.2%	26.4%

	73.4%	72.8%	72.4%	76.3%	78.6%	Noninterest Income to Total Revenue - GAAP (4)	78.5%	78.8%	78.8%	78.4%	77.8%	74.1%	70.8%
	72.8%	72.3%	72.0%	75.9%	78.2%	Noninterest Income to Total Revenue (FTE) - Non-GAAP (4)	78.2%	78.4%	78.3%	77.9%	77.5%	73.6%	70.3%

	63.9%	63.0%	63.4%	65.5%	67.5%	Trust Fees to Total Revenue - GAAP (5)	67.2%	68.1%	68.0%	66.6%	68.0%	64.6%	61.5%
	63.4%	62.5%	63.1%	65.1%	67.1%	Trust Fees to Total Revenue (FTE) - Non-GAAP (5)	66.9%	67.7%	67.6%	66.2%	67.7%	64.2%	61.0%

	1.18%	1.25%	1.37%	1.11%	0.96%	Net Interest Spread - GAAP (6)	0.97%	0.94%	0.95%	0.96%	1.03%	1.25%	1.33%
	1.22%	1.29%	1.40%	1.14%	0.98%	Net Interest Spread (FTE) - Non-GAAP (6)	0.99%	0.96%	0.98%	0.98%	1.05%	1.29%	1.37%

	1.29%	1.43%	1.57%	1.16%	0.96%	Net Interest Margin - GAAP (7)	0.98%	0.95%	0.95%	0.96%	1.03%	1.31%	1.54%
	1.33%	1.46%	1.60%	1.19%	0.99%	Net Interest Margin (FTE) - Non-GAAP (7)	1.00%	0.97%	0.98%	0.99%	1.05%	1.35%	1.58%

(1)	Profit margin (pre-tax) is calculated by dividing income before income taxes by total revenue. Profit margin (pre-tax) on an FTE basis is calculated by dividing income before income taxes on an FTE basis by total revenue on an FTE basis.
(2)	Profit margin (after-tax) is calculated by dividing net income by total revenue. Profit margin (after-tax) on an FTE basis is calculated by dividing net income by total revenue on an FTE basis.
(3)	Effective tax rate is calculated by dividing the provision for income taxes by income before income taxes. Effective tax rate on an FTE basis is calculated by dividing the provision for income taxes on an FTE basis by income before income taxes on an FTE basis.
(4)	Noninterest income to total revenue is calculated by dividing noninterest income by total revenue. Noninterest income to total revenue on an FTE basis is calculated by dividing noninterest income by total revenue on an FTE basis.
(5)	Trust fees to total revenue is calculated by dividing total trust, investment and other servicing fees by total revenue. Trust fees to total revenue on an FTE basis is calculated by dividing total trust, investment and other servicing fees by total revenue on an FTE basis.
(6)	Net interest spread is calculated as the difference between the interest rate earned (annualized interest income divided by average interest-earning assets) and the interest rate incurred (annualized interest expense divided by average interest-related funds). Net interest spread on an FTE basis is calculated as the difference between the interest rate earned (annualized interest income on an FTE basis divided by average interest-earning assets) and the interest rate incurred (annualized interest expense divided by average interest-related funds).
(7)	Net interest margin is calculated by dividing annualized net interest income by average interest-earning assets. Net interest margin on an FTE basis is calculated by dividing annualized net interest income on an FTE basis by average interest-earning assets.